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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 19, 2002


                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


       MICHIGAN                     0001-15565                  38-2144267
(State of incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

28470 13 Mile Road, Suite 300, Farmington Hills, MI                 48334
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  248-702-6000



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

1(a) Underwriting Agreement dated September 16, 2002 among Registrant and representative of the underwriters relating to an offering of 6.49% Senior Notes Due 2009.

4(a) Fourth Supplemental Indenture dated as of September 19, 2002 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 6.49% Senior Notes Due 2009 attached thereto as Exhibit A.













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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEMCO Energy, Inc.
                                    (Registrant)



Dated:   September 19, 2002         By:     /s/ John E. Schneider
                                           -------------------------------------
                                           John E. Schneider
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer







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                                  Exhibit Index


1(a) Underwriting Agreement dated September 16, 2002 among Registrant and representative of the underwriters relating to an offering of 6.49% Senior Notes Due 2009.

4(a) Fourth Supplemental Indenture dated as of September 19, 2002 between the Registrant as Issuer and Bank One Trust Company, National Association, as Trustee with form of 6.49% Senior Notes Due 2009 attached thereto as Exhibit A.














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